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                                                                    Exhibit 10.4


                                 ALKERMES, INC.

                2006 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                                    ARTICLE 1

                                     PURPOSE

The purpose of the 2006 Stock Option Plan for Non-Employee Directors (the "Plan") is to enable Alkermes, Inc. (the "Company") to attract and retain independent directors and to strengthen the mutuality of interests between such directors and the Company's shareholders.

                                    ARTICLE 2

                                   DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

         2.1 "BOARD" shall mean the Board of Directors of the Company or a committee thereof delegated authority by the Board of Directors of the Company.

         2.2 "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         2.3 "COMMON STOCK" shall mean the Common Stock, par value $.01 per share, of the Company.

         2.4 "DISABILITY" shall mean a disability that results in a director's inability to carry out his or her duties as a director, as determined in the reasonable judgment of the Board.

         2.5 "EFFECTIVE DATE" shall mean the date on which the Plan is approved by the Board.

         2.6 "ELIGIBLE DIRECTOR" shall mean any member of the Board who, on the date on which Options are to be granted, is not an officer, consultant or employee of the Company or any of the Company's subsidiaries.

         2.7 "FAIR MARKET VALUE" for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the average of the high and low sales prices of a share of Common Stock as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or traded on any such exchange, the Nasdaq Global Market ("Nasdaq"), or, if such sales prices are not available, the average of the bid and asked prices per share reported on Nasdaq, or, if such quotations are not available, the fair market value as determined by the Board, which determination shall be conclusive.

         2.8 "OPTIONEE" shall mean an individual to whom a Stock Option has been granted under the Plan.

         2.9 "STOCK OPTION" or "OPTION" shall mean any option to purchase shares of Common Stock granted pursuant to Article VI.

                                    ARTICLE 3

                                 ADMINISTRATION

         3.1 GUIDELINES. The Plan shall be administered by the Board. Subject to the express provisions of the Plan, the Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and

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practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Option granted under the Plan (and any agreements relating thereto); and to otherwise administer the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem necessary to carry the Plan into effect. Notwithstanding the foregoing, no action of the Board under this Section 3.1 shall impair the rights of any Optionee without such person's consent, unless otherwise required by law.

         3.2 DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by the Board arising out of or in connection with the Plan shall be final, binding and conclusive on the Company, all members of the Board and their respective heirs, executors, administrators, successors and assigns.

                                    ARTICLE 4

                                SHARE LIMITATION

         4.1 SHARES. The maximum aggregate number of shares of Common Stock that may be issued under the Plan shall be 240,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued shares of Common Stock or issued Common Stock that has been reacquired by the Company. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Plan.

         4.2 CHANGES. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the maximum aggregate number of shares that may be issued under the Plan, the number of shares for which Stock Options are to be granted to Eligible Directors pursuant to Section 6.2 and the number of shares subject to, and the option price of, outstanding Options as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any Option shall always be a whole number. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity,
(iii) a merger, reorganization or consolidation in which the outstanding shares of Common Stock are converted into or exchanged for securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Common Stock of the Company to an unrelated person or entity (in each case, a "Sale Event"), all Stock Options will be assumed or continued by the successor entity, or substituted with options to purchase shares of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices. In the event that Stock Options are not assumed, continued or substituted, upon the effective time of the Sale Event, the Plan and all outstanding Stock Options granted hereunder shall terminate. In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options, including those that may become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event. In the event of a Sale Event pursuant to which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the per share consideration paid in connection with the Sale Event times the number of shares of Common Stock subject to outstanding Options (to the extent then exercisable at prices not in excess of such price) and (B) the aggregate exercise price of all such outstanding Options.




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                                    ARTICLE 5

                                   ELIGIBILITY

         5.1 ELIGIBLE DIRECTORS. Only Eligible Directors shall be granted Options under the Plan.

                                    ARTICLE 6

                                  STOCK OPTIONS

         6.1 OPTIONS. All Stock Options granted under the Plan shall be non-qualified stock options (i.e., options that do not qualify as incentive stock options under Section 422 of the Code).

         6.2 GRANTS. Upon becoming a member of the Board, each Eligible Director who is not then a consultant to the Company shall automatically receive a one-time grant of Stock Options to purchase 20,000 shares of Common Stock, plus an additional grant of Stock Options equal to the product of 20,000 multiplied by a fraction, the numerator of which equals the number of months remaining until the next annual meeting of shareholders of the Company and the denominator of which equals 12. Thereafter, for as long as the Plan remains in effect, each Eligible Director shall automatically be granted, on the date of the annual meeting of shareholders of the Company, Stock Options to purchase 20,000 shares of Common Stock; provided, however, that an individual who ceases to be a member of the Board on such date shall not be granted any Stock Options.

         6.3 TERMS OF OPTIONS. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem desirable:

                  (a) STOCK OPTION CERTIFICATE. Each Stock Option shall be evidenced by, and subject to the terms of, a Stock Option Certificate executed by the Company. The Stock Option Certificate shall specify the number of shares of Common Stock subject to the Stock Option, the option price, the option term, and the other terms and conditions applicable to the Stock Option.

                  (b) OPTION PRICE. The option price per share of Common Stock purchasable upon exercise of a Stock Option shall be equal to the Fair Market Value of a share of Common Stock on the date the Option is granted.

                  (c) OPTION TERM. The term of each Stock Option shall be ten years from the date of grant.

                  (d) EXERCISABILITY. Stock Options shall become exercisable in full six months after the date of grant.

                  (e) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased and the option price therefor. The notice of exercise shall be accompanied by payment in full of the option price and, if requested, by the representation described in Section 9.2. The option price may be paid in cash or by check payable to the Company or in such other form as the Board deems acceptable. Unless otherwise determined by the Board in its sole discretion at or after grant, payment in full or in part may be made in the form of Common Stock duly owned by the Optionee (and for which the Optionee has good title free and clear of any liens and encumbrances) or by reduction in the number of shares issuable upon such exercise, based, in either case, on the Fair Market Value of the Common Stock on the last trading date preceding payment. Upon payment in full of the option price, as provided herein, a stock certificate representing the number of shares of Common Stock to which the Optionee is entitled shall be issued and delivered to the Optionee. An Optionee shall not be deemed to be the holder of Common Stock, or to have the rights of a holder of Common Stock, with respect to shares subject to the Option, unless and until a stock certificate representing such shares of Common Stock is issued to such Optionee. Stock Options may also be exercised by the optionee delivering to the Company a properly


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executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

                  (f) DEATH. If an Optionee ceases to be a member of the Board by reason of death, any Stock Option that was exercisable on the date of such Optionee's death may thereafter be exercised by the legal representative of the Optionee's estate for a period of one year after the date of death or until the expiration of the stated term of the Stock Option, whichever period is shorter, and any Stock Option not exercisable on the date of death shall be forfeited.

                  (g) DISABILITY. If an Optionee ceases to be a member of the Board by reason of Disability, any Stock Option that was exercisable on the date on which the Optionee ceased to be a member of the Board may thereafter be exercised by the Optionee for a period of one year after such date or until the expiration of the stated term of the Stock Option, whichever period is shorter, and any Stock Option not exercisable on the date on which the Optionee ceased to be a member of the Board shall be forfeited; provided, however, that if the Optionee dies during such one-year period, any unexercised Stock Options may be exercised by the legal representative of the Optionee's estate for a period of one year after the date of the Optionee's death or until the expiration of the stated term of the Stock Option, whichever period is shorter.

                  (h) OTHER TERMINATION. If an Optionee ceases to be a member of the Board by reason of retirement or for any reason other than death or Disability, any Stock Option that was exercisable on the date on which the Optionee ceased to be a member of the Board may be exercised by the Optionee for a period of (i) one year after the later of (A) such date or (B) the end of any period in which the Optionee is not permitted to sell or dispose of any shares of Common Stock pursuant to a written contract, such as a "lock-up" agreement, in effect at the time the Optionee ceases to be a member of the Board, or (ii) until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option not exercisable on the date on which the Optionee ceases to be a member of the Board shall be forfeited.

                  (i) NON-TRANSFERABILITY OF OPTION. No Stock Option shall be transferable by an Optionee otherwise than by will or by the laws of descent and distribution, to the extent consistent with the terms of the Plan and the Option, and all Stock Options shall be exercisable, during an Optionee's lifetime, only by the Optionee.

                                    ARTICLE 7

                            TERMINATION OR AMENDMENT

         7.1 TERMINATION OR AMENDMENT OF THE PLAN. The Board may at any time amend, discontinue or terminate the Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article IX); provided, however, that, unless otherwise required by law, the rights of an Optionee with respect to Options granted prior to such amendment, discontinuance or termination, may not be impaired without the consent of such Optionee and, provided further, without the approval of the Company's shareholders, no amendment may be made that would
(i) materially increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2); (ii) materially modify the requirements as to eligibility for participation in the Plan; or
(iii) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, the provisions of Articles V and VI may not be amended more than once every six months, other than to comport with changes in the Code or the rules thereunder.



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         7.2      AMENDMENT OF OPTIONS. The Board may amend the terms of any
Stock Options theretofore granted, prospectively or retroactively, but, subject to Article IV, no such amendment or other action by the Board shall impair the rights of any Optionee without the Optionee's consent. Except as provided in
Section 4.2, in no event may the Board exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants.

                                    ARTICLE 8

                                  UNFUNDED PLAN

         8.1 UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payment not yet made to an Optionee by the Company, nothing contained herein shall give any such individual any rights that are greater than those of a general creditor of the Company.

                                    ARTICLE 9

                               GENERAL PROVISIONS

         9.1 NONASSIGNMENT. Except as otherwise provided in the Plan, Options granted hereunder and the rights and privileges conferred thereby shall not be sold, transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of such Option, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process thereon, such Option and the rights and privileges conferred thereby shall immediately terminate and the Option shall immediately be forfeited to the Company.

         9.2 LEGEND. The Board may require each person purchasing shares upon exercise of an Option to represent to the Company in writing that the Optionee is acquiring the shares without a view to distribution thereof. The stock certificates representing such shares may include any legend which the Board deems appropriate to reflect any restrictions on transfer.

All certificates representing shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or traded or Nasdaq, any applicable Federal or state securities law, and any applicable corporate law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         9.3 OTHER PLANS. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         9.4 NO RIGHT TO CONTINUE RELATIONSHIP. Neither the Plan nor the grant of any Option under the Plan shall confer upon any person any right to continue as a director of the Company or obligate the Company to nominate any director for reelection by the Company's shareholders.

         9.5      LISTING AND OTHER CONDITIONS.

                  (a) If the Common Stock is listed on a national securities exchange or Nasdaq, the issuance of any shares of Common Stock upon exercise of an Option shall be conditioned upon such shares being listed on such exchange or with Nasdaq. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option shall be suspended until such listing has been effected.



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                  (b)      If at any time counsel to the Company shall be of the
opinion that any sale or delivery of shares of Common Stock upon exercise of an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock, and the right to exercise any Option shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes.

                  (c) Upon termination of any period of suspension under this Section 9.5, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

         9.6 GOVERNING LAW. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         9.7 CONSTRUCTION. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

         9.8 LIABILITY OF THE BOARD. No member of the Board nor any employee of the Company or any of its subsidiaries shall be liable for any act or action hereunder, whether of omission or commission, by any other member of the Board or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

         9.9 COSTS. The Company shall bear all expenses incurred in administering the Plan, including expenses of issuing Common Stock upon the exercise of Options.

         9.10 SEVERABILITY. If any part of the Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

         9.11 SUCCESSORS. The Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

         9.12 HEADINGS. Article and section headings contained in the Plan are included for convenience only and are not to be used in construing or interpreting the Plan.

                                   ARTICLE 10

                                  TERM OF PLAN

         10.1 EFFECTIVE DATE. The Plan shall be effective as of the Effective Date, but the grant of any Option hereunder is subject to the express condition that the Plan be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present, or represented, and entitled to vote at a duly held meeting of the shareholders of the Company.

         10.2 TERMINATION. Unless sooner terminated, the Plan shall terminate ten years after the Effective Date and no Options shall be granted thereafter. Termination of the Plan shall not affect Options granted before such date, which shall continue to be exercisable, in accordance with their terms, after the Plan terminates.




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                                 ALKERMES, INC.

                            STOCK OPTION CERTIFICATE

This certifies that, pursuant to the Alkermes, Inc. 2006 Stock Option Plan for Non-Employee Directors, an option to purchase shares of Common Stock of Alkermes, Inc. has been granted as follows:

                               Name and Address of Optionee:

                               ----------------------------

                               Position of Optionee:

                               ----------------------------

                               Non-Employee Director

                               ----------------------------
                               Date of Grant:

                               ----------------------------

                               Type of Option:

                               Non-Qualified Number of shares subject to Option:

                               Exercise Price:
                                               -------
                               Vesting Date:
                                             -------
                               Expiration Date:
                                                -----------

The option is subject to all the terms and conditions of the aforementioned Plan, a copy of which is attached to this certificate.


DATE:

ALKERMES, INC.

By:
    -----------------------------------
Title:
       --------------------------------




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